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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                    FORM 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 3, 2000


                                  ACE LIMITED
            (Exact name of registrant as specified in its charter)

       Cayman Islands                1-11778               98-0091805
(State or other jurisdiction       (Commission)         (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)

             The ACE Building
           30 Woodbourne Avenue
             Hamilton, Bermuda                               HM 08
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (441) 295-5200

                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On April 3, 2000, ACE Limited commenced an offering of FELINE PRIDES (SM). Included as exhibits to this Current Report on Form 8-K are forms of the agreements to be entered into in connection with the offering of the FELINE PRIDES.

"FELINE PRIDES" is a service mark of Merrill Lynch & Co., Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 4, 2000                     ACE LIMITED


                                         By:  /s/ Christopher Z. Marshall
                                              -----------------------------
                                              Christopher Z. Marshall
                                              Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------

99.1 Form of Purchase Contract Agreement between ACE Limited and The Bank of New York, as Purchase Contract Agent

99.2 Form of Pledge Agreement among ACE Limited, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank of New York, as Purchase Contract Agent

99.3      Form of Income PRIDES (included in Exhibit 99.1 hereto)

99.4 Certificate of the Powers, Designations, Preferences and Rights of the __% Cumulative Redeemable Preferred Shares, Series A, of ACE Limited

99.5 Form of Remarketing Agreement between ACE Limited and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent